UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported): March 3, 2016 (March 3, 2016)
Commission File Number: 001-36261

CHC GROUP LTD.
(Exact name of registrant as specified in its charter)

Cayman Islands	98-0587405
(State or other jurisdiction of incorporation)	(I.R.S. Employer Identification No.)
190 Elgin Avenue
George Town, KY1-9005
Cayman Islands
(Address of principal executive offices, including zip code)

(604) 276-7500
Registrant’s telephone number, including area code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.      Results of Operations and Financial Condition.

On March 3, 2016, CHC Group Ltd. (“CHC”) issued a press release announcing its financial results for the third quarter of fiscal year 2016, which ended January 31, 2016. The full text of the press release issued in connection with the announcement is furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

On March 4, 2016, CHC will conduct a properly noticed conference call to discuss its results of operations for the third quarter. The conference call will be held at 8 a.m. Eastern Time and can be accessed via www.chc.ca/presentations.

To view a webcast of the slides, please visit the Investor Relations section of CHC’s website at www.chc.ca/presentations. An archived replay of the conference call will be available at the Investor Relations section of CHC’s website at www.chc.ca/presentations. A copy of the slide presentation to be used on the conference call is furnished as Exhibit 99.2 to this Current Report on Form 8-K.

Item 7.01.    Regulation FD Disclosure.

The information in Item 2.02 of this Current Report on Form 8-K is incorporated by reference into this Item 7.01.

Cautionary Note on Forward Looking Statements:

This Form 8-K (including Exhibits 99.1 and 99.2) contains forward-looking statements and information within the meaning of certain securities laws, including the “safe harbor” provision of the United States Private Securities Litigation Reform Act of 1995, the United States Securities Act of 1933, as amended, the United States Securities Exchange Act of 1934, as amended and other applicable securities legislation. All statements included in this press release other than statements of historical fact are “forward-looking statements,” including statements regarding our strategy, future operations, projections, conclusions and forecasts. While these forward-looking statements represent our best current judgment, actual results could differ materially from the conclusions, forecasts or projections contained in the forward-looking statements. Certain material factors or assumptions were applied in drawing a conclusion or making a forecast or projection in the forward-looking information contained herein. Such factors include: the severe downturn in the oil and gas industries on which we are largely dependent; the impact on demand for our services; our substantial level of indebtedness; operating lease commitments, purchase and other commitments, and our ability to fulfill our obligations thereunder; our ability to incur additional debt to fund future needs; our ability to generate sufficient cash flows to finance our liquidity needs; compliance with financial covenants contained in our helicopter lease agreements or to service all of our indebtedness; competition in the markets we serve; our ability to secure and maintain long-term support contracts; our ability to maintain standards of acceptable safety performance; exchange rate fluctuations; political, economic, and regulatory uncertainty; problems with our non-wholly owned entities, including potential conflicts with the other owners of such entities; exposure to credit risks; risks inherent in the operation of helicopters; unanticipated costs or cost increases associated with our business operations; trade industry exposure; inflation; ability to continue maintaining government issued licenses, necessary aircraft or insurance; loss of key personnel; work stoppages due to labor disputes; future material acquisitions or dispositions; compliance with all applicable OTC Best Market (“OTCQX”) listing requirements; and the outcome of any assessment of alternatives to our current capital structure. No assurances can be given that our efforts to optimize our capital structure will ultimately be successful or that we will succeed in strengthening our balance sheet or increase our financial flexibility, or that we will not be required to enter into bankruptcy or insolvency proceedings in U.S. and/or non-U.S. jurisdictions. Should one or more of these risks or uncertainties materialize, or should underlying assumptions prove incorrect, actual outcomes may vary materially from those indicated. The Company disclaims any intentions or obligations to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. Please refer to our annual report on Form 10-K and quarterly reports on Form 10-Q, and our other filings, in particular any discussion of risk factors or forward-looking statements, which are filed with the SEC and available free of charge at the SEC’s website (www.sec.gov), for a full discussion of the risks and other factors that may impact any estimates or forward-looking statements made herein.

Item 9.01.     Financial Statements and Exhibits.

(d)    Exhibits.

Exhibit No.	Description
99.1	Press release issued by CHC Group Ltd., dated March 3, 2016
99.2	Investor Presentation by CHC Group Ltd.

This information, and the information provided under Item 2.02, Item 7.01 and Item 9.01 (including Exhibits 99.1 and 99.2) shall be deemed “furnished” and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference to such filing.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 3, 2016

/s/ Lee Eckert .
Name: Lee Eckert
Title: Senior Vice President and Chief Financial Officer (Principal Financial Officer, Duly Authorized Officer)

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press release issued by CHC Group Ltd., dated March 3, 2016
99.2	Investor Presentation by CHC Group Ltd.